PLEDGE AND SECURITY AGREEMENT


                  PLEDGE AND SECURITY AGREEMENT dated as of March 29, 1996 made by HUNGARIAN TELEPHONE AND CABLE CORP., a Delaware corporation ("HTCC") and HTCC CONSULTING RT., a Hungarian corporation limited by shares ("Consulting" and, together with HTCC, the "Pledgors"), in favor of CITICORP NORTH AMERICA, INC. ("Citicorp"), as collateral agent, as pledgee, assignee and secured party (the "Collateral Agent") for the Lenders (as hereinafter defined).

                                   WITNESSETH:

                  WHEREAS, HTCC owns all of the shares of Consulting (the "Consulting Shares");

                  WHEREAS, HTCC owns 50.1% and Consulting owns 15.77% of the shares of Raba Com Rt., a Hungarian corporation limited by shares ("Raba") (together, the "Raba Shares"), and HTCC owns 50.1% and Consulting owns 19.88% of the shares of Kelet-Nograd Com Rt., a Hungarian corporation limited by shares ("Kelet-Norgrad") (together, the "Kelet-Nograd Shares");

                  WHEREAS, HTCC owns, or has the right to receive when issued, 100% of the shares of Hungarotel Tavkozlesi Rt., a Hungarian corporation limited by shares ("Hungarotel") (the "Hungarotel Interests"), and approximately 79% of the shares of Papa es Tersege Telefon Koncesszios Rt., a Hungarian corporation limited by shares ("Papatel") (the "Papatel Shares");

                  WHEREAS, HTCC, certain lending institutions (the "Lenders") and the Collateral Agent have entered into that certain Secured Term Loan Credit Facility, dated as of March 29, 1996 (the "Credit Agreement"), pursuant to which Lenders have agreed to extend to HTCC certain loans. Capitalized terms not defined herein have the meanings ascribed to such terms in the Credit Agreement;

                  WHEREAS, pursuant to the Credit Agreement, HTCC has agreed to pledge to Collateral Agent all of its rights, title and interest in and to Consulting, Raba, Kelet-Nograd, Papatel and Hungarotel (the "Pledged Subsidiaries") as security for the payment of all of its obligations arising under the Credit Agreement, the Promissory Note (the "Note") issued thereunder, and this Pledge and Security Agreement (collectively, the "Obligations") and to further secure the Obligations, Consulting has agreed to pledge to the Collateral Agent all of its rights, title and interest in and to Raba and Kelet-Nograd;

                  WHEREAS, HTCC will use a portion of the proceeds of the Loan advances made pursuant to the Credit Agreement to make and fund loans to the Pledged Subsidiaries (the "Pledged Subsidiary Loans") to be evidenced by intercompany promissory notes payable to HTCC (the "Pledged Subsidiary Notes"), which Pledged Subsidiary Loans and Pledged Subsidiary Notes along with other intercompany indebtedness owed or owing by any Pledged Subsidiary to HTCC whether documented or not ("Other Intercompany Indebtedness"), HTCC has agreed to pledge to Collateral Agent as additional security for the payment of all of the Obligations; and

                  WHEREAS, HTCC has entered into a certain Management Services Agreement with Citizens International Management Services, Inc. dated May 31, 1995, as amended (the "Management Agreement") and pursuant to the Credit Agreement, HTCC has agreed to grant a security interest in all contract rights of any kind or character, including without limitation, all claims of every kind and character (the "Contract Rights") under such Management Agreement to the Collateral Agent as additional security for the payment of all of its Obligations.

                  NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) for and in consideration of the Credit Agreement and the premises and agreements herein and therein contained, and
(iii) for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Pledgors and the Collateral Agent hereby agree as follows:

Section .1.  Grant of Security Interest.

                  As security for the full and punctual payment and performance when due of the Obligations (which term shall include, without limitation, all present and future indebtedness, obligations and liabilities of Pledgors to the Collateral Agent under this Pledge and Security Agreement, the Credit Agreement and the Note and reasonable attorney's fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several, whether now existing or hereafter arising), the Pledgors hereby assign, transfer and deliver to the Collateral Agent, and grant to the Collateral Agent a security interest in, a general lien upon, and a right of set-off against, all of its rights, title and interest in (A) as to HTCC, its Contract Rights under the Management Agreement and (B) as to Pledgors, each of the Pledged Subsidiaries, including without limitation (i) all shares of such Hungarian corporations, now owned or hereafter acquired, directly or indirectly, by the Pledgors (collectively, the "Shares"), and any additional shares or securities or other property at any time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, the Shares, together with any and all of the proceeds of or accruing thereto, provided that (a) the consent, if necessary, of the Minister of Transportation, Telecommunications and Water
Management of the Republic of Hungary (the "Ministry") with respect to the pledge of the Raba Shares, the Kelet-Nograd Shares, the Papatel Shares and the Hungarotel Interests has been obtained, (b) the consent and waiver of any rights of first refusal of Telecom Denmark A/S ("TD") and The Investment Fund for Central and Eastern Europe (the "Fund") with respect to the pledge of the Raba Shares and the Kelet-Nograd Shares have been obtained provided that if such consents and waivers are not obtained or until such consents and waivers are obtained, the Pledgors will not grant any security interests to the Collateral Agent in the Raba Shares and the Kelet-Nograd Shares and the Raba Shares and Kelet-Nograd Shares will be excluded Shares until such consents and waivers are obtained, (c) the consent of Magyar Tavkozlesi Rt., a Hungarian corporation limited by shares ("MATAV") with respect to the pledge of the Kelet-Nograd Shares has been obtained provided that if such consent is not obtained or until such consent is obtained, the Pledgors will not grant any security interests to the Collateral Agent in the Kelet-Nograd Shares and the Kelet-Nograd Shares will be excluded Shares until such consent is obtained and (d) the consent of the National Bank of Hungary with respect to the execution and pledge of the Pledged Subsidiary Loans and the execution by Consulting of this Pledge and Security Agreement (collectively, the "Required Consents"), and (ii) the Pledged
Subsidiary Notes, the Pledged Subsidiary Loans, and the Other Intercompany Indebtedness, together with all instruments, agreements or other documents relating to the Pledged Subsidiary Loans or the Other Intercompany Indebtedness (collectively, the "Pledged Subsidiary Loan Documentation") and any other property at any time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, the Pledged Subsidiary Loan Documentation, together with any and all of the proceeds of or accruing thereto. In order to perfect such security interest, the Pledgors hereby agree, subject to the above, to (A) deliver to the Collateral Agent as soon as practicable the certificates representing the Shares (the "Certificates"), duly endorsed for transfer in blank, provided that the Kelet-Nograd Shares, the Hungarotel Interests and the Papatel Shares are, as of the date hereof, subject to the first priority security interest of MATAV and any delivery of such Kelet-Nograd Shares, Hungarotel Interests and Papatel Shares is contingent upon the release of MATAV's first security interest in any of the Kelet-Nograd Shares, Hungarotel Interests and Papatel Shares and the consents and waivers of TD and the Fund set forth in clause (b) above and following any such release, consent and waiver HTCC shall deliver all such released Kelet-Nograd Shares, Hungarotel Interests and Papatel Shares to the Collateral Agent, (B) deliver to the Collateral Agent the Pledged Subsidiary Notes and all other Pledged Subsidiary Loan Documentation in suitable form for transfer by endorsement or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent, (C) cause each of the Pledged Subsidiaries to make complete and proper notations of Pledgor's pledge of the Shares and the Pledged Subsidiary Loan Documentation to the Collateral Agent hereunder in all appropriate stock transfer ledgers or other share registry and loan records maintained by each of the Pledged Subsidiaries and (D) take, and to cause each of the Pledged Subsidiaries to take, such other actions and execute and deliver to the Collateral Agent, and cause each of the Pledged Subsidiaries to execute and deliver to the Collateral Agent, such other agreements, documents and instruments as may be necessary or desirable (x) to perfect the security interest in the Shares, the Certificates, the Pledged Subsidiary Notes, and the other Pledged Subsidiary Loan Documentation and the Contract Rights (hereinafter collectively referred to as the "Pledged Collateral") hereby granted by Pledgors to Collateral Agent and (y) to obtain the Required Consents if and to the extent required. If any of the Certificates evidencing any of the Shares or any of the Pledged Subsidiary Loan Documentation required to be pledged to the Collateral Agent hereunder are hereafter received by Pledgors, Pledgors agree to transfer and deliver to the Collateral Agent as quickly as is practicable such Certificates so received (with appropriate stock powers executed in blank) and such Pledged Subsidiary Loan Documentation so received (in suitable form for transfer by endorsement or accompanied by duly executed instruments of transfer or assignment in blank), all of which thereafter shall be held by the Collateral Agent, pursuant to the terms of this Pledge and Security Agreement, as part of the Collateral. Pledgors hereby appoint the Collateral Agent as their representative for all purposes hereof. All notices to or from the Pledgors or Pledged Subsidiaries shall be given to the Collateral Agent representative and the Pledgors hereby agree that any notice given by the Collateral Agent representative or any action taken by the Collateral Agent representative shall have been fully authorized. All Pledged Collateral at any time delivered to the Collateral Agent shall be held by the Collateral Agent subject to the terms, covenants and conditions set forth herein. The Collateral Agent shall have all the rights of a secured party under the Uniform Commercial Code as adopted in the State of Delaware.

Section .2.  Obligations Secured.

                  The assignment, pledge, transfer and delivery to the Collateral Agent of the Pledged Collateral and the security interest in, general lien upon, and right of set-off against the Pledged Collateral are granted to secure performance of the Obligations. This Pledge and Security Agreement constitutes a security agreement.

Section .3.  Representations and Warranties of Pledgors.

                  (a) Except for (i) the security interest of the Collateral Agent, (ii) the security interests of CU CapitalCorp. in the Pledged Collateral which shall be subordinated to the security interests of the Collateral Agent in the Pledged Collateral and which shall be terminated on the Initial Funding Date, (iii) the prior interest and/or transfer restrictions in favor of MATAV in the Kelet-Nograd Shares, the Papatel Shares and the Hungarotel Interests and
(iv) the rights of first refusal on the Raba Shares and the Kelet-Nograd Shares granted by Pledgors in favor of TD and the Fund, Pledgors are, or to the extent that certain of the Pledged Collateral is to be acquired after the date hereof, will be, the owner of the Pledged Collateral, free from any adverse lien, security interest or encumbrance, and the Pledgors will defend the Pledged
Collateral against all claims and demands of all other persons at any time claiming any interest therein.

                  (b) The Pledged Collateral pledged by the Pledgors pursuant hereto shall at all times consist of all of (i) the Pledgors' rights, title and interest in and to any and all shares, promissory notes and other debt obligations of each of the Pledged Subsidiaries then owned by the Pledgors and
(ii) HTCC's Contract Rights in the Management Agreement. The Consulting Shares constitute one hundred percent (100%) of the issued and outstanding capital stock of Consulting, Consulting has issued no shares of voting or capital stock other than the Consulting Shares, and there are no currently outstanding subscription agreements, warrants, rights or options to acquire any of the Consulting Shares or other capital stock of Consulting.

                  (c) Except with respect to the Hungarotel Interests, all of the Shares were duly authorized and validly issued and are validly outstanding. Except with respect to the Hungarotel Interests, the Shares are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any person or entity or of any agreement by which the Pledgors or any of the Pledged Subsidiaries is bound.

                 (d) All Pledged Subsidiary Loans, Pledged Subsidiary Notes, Other Intercompany Indebtedness and Pledged Subsidiary Loan Documentation have been or will be duly authorized by the relevant Pledged Subsidiary.

                 (e) This Pledge and Security Agreement has been duly executed and delivered by the Pledgors and is a valid and binding agreement enforceable against the Pledgors in accordance with its terms. Subject to receipt of the Required Consents, the execution, delivery and performance by the Pledgors of this Pledge and Security Agreement in accordance with its terms, and the grant of the pledge contemplated hereby, will not (i) violate any provision of, or result in the breach of, or constitute a default under, any federal, state or local law, statute, ordinance, rule or regulation or order of any regulatory body that is or may be applicable to the Pledgors or any of the Pledged Subsidiaries, (ii) violate any order, writ, injunction, judgment or decree of any foreign, federal, state or local court, arbitration tribunal, governmental agency, or foreign regulatory body to which the Pledgors or any of the Pledged Subsidiaries is or may be subject, (iii) violate any contract, indenture, agreement, instrument, note, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which the Pledgors or any of the Pledged Subsidiaries is a party or is or may be bound, (iv) constitute an act of bankruptcy, preference, insolvency or fraudulent conveyance under any bankruptcy act or other law for the protection of debtors or creditors, or (v) conflict with or result in any breach or violation of the terms, conditions or provisions of the Articles of Association of any of the Pledged Subsidiaries.

Section .4.  Covenants of Pledgors.

                  .4.1 Subject to the provisions of Delaware and Hungarian law, Pledgors hereby covenant and agree with the Collateral Agent that, for so long as the Pledged Collateral is subject to this Pledge and Security Agreement and except if the Collateral Agent otherwise may approve in writing, the Pledgors will not, and will not enter into any contract or agreement to, vote any Shares owned by it, or otherwise take any action to approve (x) an amendment to the Articles of Association or Bylaws of any of the Pledged Subsidiaries except for Hungarotel which amendments have been approved by the Pledgors, (y) an act of any of the Pledged Subsidiaries, or (z) a transaction involving any of the Pledged Subsidiaries in each case that would:

                  (a) Amend the Articles of Association or Bylaws of any of the Pledged Subsidiaries to in any way adversely affect the relative rights and interests of the Shares or the Pledged Subsidiary Notes issued by such company;

                  (b) Cause any of the Pledged Subsidiaries to redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the Shares or the Pledged Subsidiary Notes;

                  (c)  Change  the  capital  structure  of any  of  the  Pledged
         Subsidiaries including, without limitation, (i) increasing or decreasing the aggregate number of authorized shares of any of the Pledged Subsidiaries, provided that Papatel and Hungarotel may increase the number of authorized shares outstanding for any issuances of shares to TD; (ii) issuing any additional shares of any of the Pledged Subsidiaries (or issuing or have outstanding any subscription agreements, warrants, rights or options to acquire any shares of any class of stock of any of the Pledged Subsidiaries), provided that Papatel and Hungarotel may issue additional shares to TD; (iii) effecting an exchange, reclassification or cancellation of all or part of the stock of any of the Pledged Subsidiaries; (iv) changing, in a manner prejudicial to the stockholders of any of the Pledged Subsidiaries, the designations, preferences, limitations or relative rights of the stock of any of the Pledged Subsidiaries; (v) creating a new class of stock of any of the Pledged Subsidiaries; or (vi) authorizing the payment of a dividend in the form of shares of any of the Pledged Subsidiaries;

                  (d) Cause any of the Pledged Subsidiaries to sell or offer to sell or otherwise assign, transfer or dispose of any of its assets or any interest therein and, except for the existing liens on the assets of Kelet-Nograd and Raba in favor of the Fund and any existing or future liens on the assets of any Pledged Subsidiary that are the subject of any equipment vendor financing in favor of such equipment vendor, will keep such assets free from any adverse lien, security interest or encumbrance;

                  (e) Remove the books and records of any of the Pledged Subsidiaries from the principal offices of any such company in the Republic of Hungary, or such other place or places of business that are approved in writing by Collateral Agent; or

                  (f) Cause any of the Pledged Subsidiaries to enter into any agreement to do any of the foregoing.

                  .4.2 The Pledgors further covenant and agree that for so long as the Pledged Collateral is subject to this Agreement, the Pledgors will not sell, transfer or otherwise dispose of any of the Pledged Collateral.

                  .4.3 The Pledgors shall notify the Collateral Agent upon default by any of the Pledged Subsidiaries under any agreement, arrangement, contract, lease or commitment applicable to any of such companies or its properties, the consequences of which could materially and adversely affect the properties or operations of any of such companies.

                  .4.4 The Pledgors agree that from time to time, at their expense, they will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect the assignment, pledge and security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce the rights and remedies provided hereunder with respect to any of the Pledged Collateral. Without limiting the generality of the foregoing, the Pledgors will defend the Pledged Collateral against any and all liens, charges or encumbrances howsoever arising (other than the pledge provided for herein).

                  .4.5 The Pledgors shall promptly pay any and all taxes, assessments and governmental charges upon the Pledged Collateral prior to the date penalties are attached thereto.

                  .4.6 Each Pledged Subsidiary Loan shall be represented by a Pledged Subsidiary Note, in form reasonably satisfactory to the Collateral Agent, payable to HTCC and duly executed and authorized by the relevant Pledged Subsidiary. HTCC shall maintain true, correct and current copies of all advances and payments under each Pledged Subsidiary Note and shall report such advances and payments to the Collateral Agent no less frequently than monthly. HTCC shall promptly notify the Collateral Agent of any default under any Pledged Subsidiary Loan or Other Intercompany Indebtedness and shall not take any action to accelerate or enforce any such Pledged Subsidiary Note without the prior written consent of the Collateral Agent.

Section .5.  Default.

                  A  default  under  this  Pledge  and  Security   Agreement  (a
"Default")  shall have  occurred  if any of the  Events of Default  set forth in
Section 6 of the Credit Agreement shall have occurred.

Section .6.  Term.

                  The term of this Pledge and Security Agreement shall commence on the date hereof, and this Pledge and Security Agreement shall continue in full force and effect thereafter until the Obligations are paid, performed and satisfied in full, whereupon the Pledged Collateral shall be released and returned to the Pledgor unless the Pledged Collateral has been sold or retained by the Collateral Agent pursuant to the provisions of Section 7 hereof.

Section .7.  Remedies.

                  .7.1 If any Default shall have occurred and be continuing, all rights that the Pledgors had to exercise any rights and powers regarding the Pledged Collateral shall cease and the Collateral Agent may exercise all the rights and remedies of a Secured Party under the Uniform Commercial Code (the "Code") (whether or not the Code is in effect in the jurisdiction where such rights and remedies are exercised), including, without limitation, (i) retaining the Pledged Collateral in satisfaction of the Obligations or (ii) selling the Pledged Collateral, or any part thereof, at public or private sale, for cash, on credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory, and, to the extent permitted by law, the exercise of sole and exclusive voting, consensual and other powers of ownership pertaining to the Pledged Collateral pledged hereunder in such manner as the Collateral Agent, in its sole discretion, shall determine to be necessary, appropriate or advisable; provided that the Collateral Agent shall notify the Pledgors in writing at least ten (10) days prior to the date on which the Collateral Agent will exercise its rights pursuant to this Pledge and Security Agreement by retaining, foreclosing on, or otherwise disposing of, any such Pledged Collateral. The Pledgors and the Collateral Agent agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

                  .7.2 The Pledgors, to the extent permitted by law, hereby specifically waive all rights of redemption, stay or appraisal that they have or may have under any rule of law or statute now existing or hereafter adopted.

                  .7.3 The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned.

                  .7.4 In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may again be sold upon like notice.

                  .7.5 The Collateral Agent, instead of exercising the powers of sale or retention herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose on the security interests granted to it in equity to foreclose on the security interests granted to it hereunder and sell the Pledged Collateral, or any portion thereof, under a judgment, decree or order of a court or courts of competent jurisdiction.

                  .7.6 Upon the occurrence of a Default, the Collateral Agent shall have the right and power to take possession of all or any part of the Pledged Collateral, exclude Pledgors and all persons claiming under the Pledgors wholly or partly therefrom, and, thereafter, hold and control the same. In any such case, the Collateral Agent shall have the right to manage and control the Pledged Collateral and to exercise all rights and powers of the Pledgors in respect thereof, as the Collateral Agent shall deem best, and the Collateral Agent shall be entitled to collect and receive all issues, profits, fees, revenues and other income of the same and every part thereof. Such issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding the Pledged Collateral and to make all payments that the Collateral Agent may be required or may elect to make, if any, for taxes, assessments and other charges upon the Pledged Collateral or any part thereof, and all other payments which the Collateral Agent may be required or authorized to make under any provision of this Pledge and Security Agreement (including legal costs and attorney's fees). The remainder of such issues, profits, fees, revenues and other income shall be applied to the payment of the Obligations in such order of priority as the Collateral Agent shall determine (subject to the provisions of Section 8 hereof) and, unless otherwise provided by law or by court of competent jurisdiction, any surplus shall be paid over to the Pledgors.

                  .7.7 The Collateral Agent shall incur no liability as a result of the manner of sale of the Pledged Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Pledgors hereby waive, to the full extent permitted by applicable law, any claims against the Collateral Agent arising by reason of the fact that the price at which the Pledged Collateral, or any part thereof, may have been sold at a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received that the Collateral Agent in good faith deems to be commercially reasonable under the circumstances and does not offer the Collateral to more than one offeree. To the extent permitted by law, the Pledgors shall have the burden of proving that any such sale of the Pledged Collateral was not conducted in a commercially reasonable manner.

                  .7.8 If the exercise of any rights, powers or remedies granted hereunder to the Collateral Agent requires the prior approval of any foreign, federal or state governmental or regulatory body or third party, including the Required Consents, the Collateral Agent shall obtain such approval or Required Consents before exercising such rights or powers or availing itself of such remedies. The Pledgors shall cooperate fully with the Collateral Agent, to the extent and in the manner reasonably requested by the Collateral Agent, in the preparation, execution, filing and prosecution of any application or submission requesting any such approval or any such Required Consent.

Section .8.  Application of Pledged Collateral and Proceeds.

                  The proceeds of any sale of, or other realization upon, all or any part of the Pledged Collateral shall be applied in the following order of priority:

                  (a) First, to pay the expenses of such sale or other realization, including reasonable expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which the Collateral Agent is to be reimbursed pursuant to Section 9 hereof;

                  (b) Second, to the payment of the Obligations in such other manner as the Collateral Agent, in its sole discretion, shall determine; and


                  (c) Finally, to pay to the Pledgors, or their successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

Section .9.  Payment of Expenses.

                  Pledgors agree to pay upon demand to the Collateral Agent:

                  (a) the amounts of any taxes that the Collateral Agent may have been required to pay by reason of the security interests established pursuant to this Pledge and Security Agreement (including any applicable transfer taxes) or to free any of the Pledged Collateral from any lien thereon; and

                  (b) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any agents not regularly in its employ, that the Collateral Agent may incur in connection with (i) the administration of this Pledge and Security Agreement,
(ii) the collection, sale or other disposition of any of the Pledged Collateral,
(iii) the exercise by the Collateral Agent of any of the powers conferred upon it hereunder or (iv) any default by the Pledgors hereunder.

Section .10.  General.

                  .10.1 So long as no Default hereunder shall have occurred and be continuing, the Pledgors shall have the exclusive right to vote the Shares in the manner the Pledgors deem appropriate in its sole discretion, subject to the provisions of Sections 4 and 7 hereof.

                  .10.2 The security interests granted pursuant to this Pledge and Security Agreement are granted as security only and shall not subject the Collateral Agent to, or transfer or in any way affect or modify, any obligation or liability of the Pledgors under any of the Pledged Collateral or any transaction that gave rise to such obligation or liability.

                  .10.3 Upon the repayment and performance in full of all the Obligations, the security interests created under this Pledge and Security Agreement shall terminate and the Collateral Agent shall reassign and deliver to the Pledgors the Pledged Collateral. Upon any such termination of such security interests or release of Pledged Collateral, the Collateral Agent will, at the Pledgors' expense to the extent permitted by law, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence the termination of such security interests or the release of such Pledged Collateral, as the case may be.

                  .10.4 No failure on the part of the Collateral Agent to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Pledge and Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right, power or remedy under this Agreement preclude any other right, power or remedy. The remedies in this Pledge and Security Agreement are cumulative and are not exclusive of any other remedies provided by law.

                  .10.5 No party hereto shall assign its rights and obligations under this Pledge and Security Agreement or any part thereof, nor shall any party assign or delegate any of its rights or duties hereunder without the prior written consent of the other party, and any assignment made without such consent shall be void; provided, that the rights and obligations of the Collateral Agent may be assigned to the extent permitted by the Credit Agreement. Except as otherwise provided herein, this Pledge and Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  .10.6 This Pledge and Security Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflict of laws thereof. Each of the parties to this Pledge and Security Agreement hereby irrevocably and unconditionally (i) consents to submit to the exclusive jurisdiction of the courts of the State of New York for any proceeding arising in connection with this Pledge and Security Agreement (and each such party agrees not to commence any such proceeding, except in such courts), (ii) to the extent such party is not a resident of the State of New York, agrees to appoint an agent in the State of New York as such party's agent for acceptance of legal process in any such proceeding against such party with the same legal force and validity as if served upon such party personally within the State of New York, and to notify promptly each other party hereto of the name and address of such agent, (iii) waives any objection to the laying of venue of any such proceeding in the courts of the State of New York, and (iv) waives, and agrees not to plead or to make, any claim that any such proceeding brought in any court of the State of New York has been brought in an improper or otherwise inconvenient forum.

                  In addition, at the sole option of the Agent, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, may be submitted by the Agent (or removed by the Agent) to and settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules and judgment upon any award rendered by the arbitrator or arbitrators may be entered in any applicable court.

                  .10.7 If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent.

                  .10.8 The headings in this Pledge and Security Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  .10.9 This Pledge and Security Agreement may be executed in one or more counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts together shall constitute but one instrument.

                  .10.10 All notices and other communications hereunder shall be given as set forth in the Credit Agreement.

                  .10.11 No amendment, modification, supplement, termination or waiver of or to any provision of this Pledge and Security Agreement, nor consent to any departure by Pledgors therefrom, shall be effective unless the same shall be done in accordance with the terms of the Credit Agreement and unless in writing and signed by the Collateral Agent. Any amendment, modification, or supplement of or to any provision of this Pledge and Security Agreement, any waiver of any provision of this Pledge and Security Agreement and any consent to any departure by Pledgors from the terms of any provision of this Pledge and Security Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Pledge and Security Agreement or any other Credit Document, no notice to or demand on Pledgors in any case shall entitle Pledgors to any other or further notice or demand in similar or other circumstances.



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


                  IN WITNESS WHEREOF, the parties hereto have executed this Pledge and Security Agreement on the date first set forth above.


ATTEST:                             HUNGARIAN TELEPHONE AND CABLE CORP.


By: /s/ Frank R. Cohen                      By: /s/ Robert Genova
         Secretary                                   Name:  Robert Genova
                                                     Title: President



ATTEST:                             HTCC CONSULTING RT.


By: /s/ Frank R. Cohen                      By: /s/ Robert Genova
         Secretary                                   Name:  Robert Genova
                                                     Title: President


                                            CITICORP NORTH AMERICA, INC.,
                               as Collateral Agent



                             By: /s/ Mary E. Thomas
                                                     Name:  Mary E. Thomas
                                                     Title: Attorney-In-Fact